UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number               811-21455

Guggenheim Enhanced Equity Strategy Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street
                    Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee
227 West Monroe Street
                    Chicago, IL 60606
(Name and address of agent for service)
Registrant's telephone number, including area code:                                (312) 827-0100

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2014

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/GGE

... YOUR PATH TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE GUGGENHEIM
ENHANCED EQUITY STRATEGY FUND

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com/gge, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Monthly portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

We are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

April 30, 2014

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Enhanced Equity Strategy Fund (the “Fund”). This report covers the Fund’s performance for the six months ended April 30, 2014.

The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2014, the Fund generated a total return based on market price of 4.71% and a return of 7.59% based on NAV. As of April 30, 2014, the Fund’s market price of $19.02 represented a discount of 5.23% to NAV of $20.07. As of October 31, 2013, the Fund’s market price of $19.13 represented a discount of 2.30% to NAV of $19.58.

Past performance is not a guarantee of future results. The Fund’s NAV performance data reflects fees and expenses of the Fund. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

The Fund paid a quarterly distribution of $0.485 in November 2013 and in February 2014. The most recent dividend represents an annualized distribution rate of 10.20% based on the Fund’s closing market price of $19.02 as of April 30, 2014.

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

GPIM seeks to achieve the Fund’s investment objectives by obtaining broadly diversified exposure to the equity markets utilizing an enhanced equity option strategy developed by GPIM. In connection with the implementation of GPIM’s strategy, the Fund utilizes financial leverage. The goal of the use of financial leverage is to enhance shareholder value, consistent with the Fund’s investment objective. The Fund’s use of financial leverage is intended to be flexible in nature and is monitored and adjusted, as appropriate, on an ongoing basis by the Adviser and GPIM. Leverage is generally maintained between 20% and 30% of the Fund’s total assets. The Fund currently employs financial leverage through the use of a bank line of credit.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 22 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy for the six months ended April 30, 2014, we encourage you to read the Questions & Answers section of the report, which begins on page 4.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gge.

Sincerely,

Donald C. Cacciapaglia
Chief Executive Officer
Guggenheim Enhanced Equity Strategy Fund

May 30, 2014

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 3

QUESTIONS & ANSWERS	April 30, 2014

The Guggenheim Enhanced Equity Strategy Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Global Chief Investment Officer; Anne Bookwalter Walsh, CFA, JD, Assistant Chief Investment Officer; Farhan Sharaff, Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director; and Jamal Pesaran, CFA, Managing Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the six-month period ended April 30, 2014.

Please describe the Fund’s objective and management strategies.

The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. GPIM seeks to achieve the Fund’s investment objectives by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy developed by GPIM. The Fund may seek to obtain exposure to equity markets through investments in exchange-traded funds or other investment funds that track equity market indices, through investments in individual equity securities and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets.

The Fund utilizes leverage to seek to deliver a portfolio targeting similar risk exposure as the Standard & Poor’s 500® Index (the “S&P 500”) while presenting the potential benefit of greater income and a focus on capital appreciation.

Currently GPIM seeks to obtain exposure to equity markets by investing primarily in exchange-traded funds (“ETFs”). ETFs are selected for broadly based market exposure and broad sector exposures. Only highly liquid securities are held, since liquidity is essential for a strategy that seeks to benefit from market volatility.

The Fund has the ability to write call options on indices and/or securities, which will typically be at- or out-of-the money. GPIM’s strategy typically targets one-month options, although options of any strike price or maturity may be used. GPIM may engage in selling call options on indices, which could include securities that are not specifically held by the Fund. In connection with the Fund’s writing call options, the Fund earmarks or segregates cash or liquid securities or otherwise covers such transactions. An option on an index is considered covered if the Fund also holds shares of a passively managed ETF that fully replicates the respective index and has a value at least equal to the notional value of the option written.

The Fund seeks to achieve its primary investment objective of seeking a high level of current income through premiums received from selling options and dividends paid on securities owned by the Fund. Although the Fund will receive premiums from the options written, by writing a covered call option, the Fund forgoes any potential increase in value of the underlying securities above the strike price specified in an option contract through the expiration date of the option.

To the extent GPIM’s strategy seeks to achieve broad equity exposure through a portfolio of common stocks, the Fund would expect to hold a diversified portfolio of stocks. To the extent GPIM’s equity exposure strategy is implemented through investment in broad-based equity ETFs or other investment funds or derivative instruments that replicate the economic characteristics of exposure to equity securities markets, the Fund’s portfolio is expected to comprise fewer holdings.

The Fund ordinarily focuses its investments on securities of U.S. issuers, but may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund may invest in or seek exposure to equity securities of issuers of any market capitalization.

While the execution of this strategy is complex, involving sophisticated proprietary financial models, GPIM believes the value to investors is straightforward: seeking total return similar to the S&P 500 while targeting similar risk and more income.

What was the economic and market environment over the last six months?

The U.S. economy during the period absorbed the impact of the start of the Federal Reserve’s tapering program, heightened international tension and a severe U.S. winter, but at the end of the period was on solid ground. Reflecting weather-related weakness, U.S. GDP in the first quarter of 2014 rose just 0.1 percent at an annualized rate. Personal consumption rose by 3%, led by healthcare spending. Weak investment spending, falling inventories and weak trade pulled down growth. The negative effect of winter conditions on first quarter output reined in estimates of full-year 2014 growth.

The conundrum is that, with the American economy adding jobs, consumer spending accelerating and economic data generally strong, interest rates would be expected to rise. But capital flows from overseas have been playing a crucial role in keeping rates low. As tensions escalated in Ukraine, a flight to safety put downward pressure on U.S. Treasury yields. Japan’s first sales tax increase since 1997 has helped slow consumer spending, which could lead to an acceleration of monetary stimulus there. And such a

4 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

April 30, 2014

move puts pressure on China to further devalue its currency, which in turn might drive increased Chinese demand for U.S. Treasuries. This phenomenon of lower rates when conditions suggest higher rates only adds to already improving U.S. economic prospects, as low rates and increasing employment positively impact housing and consumer spending. There has also been a pickup in mergers and acquisition activity, and U.S. first quarter earnings beat estimates—further supporting equity prices.

Real returns on fixed income are poised to remain lower than they have been in previous expansions. Part of that is due to demographics, with more retirees shifting investment to fixed income—and the other is the amount of central bank-induced liquidity swashing around the system, which has also helped mute real rates. The Fed continues pumping enormous amounts of liquidity into the system but, with strong signals that it will not raise interest rates until the latter half of 2015, the expansion is proceeding steadily.

The CBOE S&P 500 BuyWrite Index (“BXM”), the covered call benchmark used by the Fund for decomposing performance, returned 7.02% for the six-month period ended April 30, 2014. The BXM shows the hypothetical performance of a portfolio that is long the S&P 500 index and then each expiration month sells at-the-money call options of one-month maturity against the exposure. The Fund’s benchmark, the S&P 500, returned 8.36% for the period.

How did the Fund perform in this environment?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions.

For the six-month period ended April 30, 2014, the Fund generated a total return based on market price of 4.71% and a return of 7.59% based on NAV. As of April 30, 2014, the Fund’s market price of $19.02 represented a discount of 5.23% to NAV of $20.07. As of October 31, 2013, the Fund’s market price of $19.13 represented a discount of 2.30% to NAV of $19.58.

Past performance is not a guarantee of future results. The Fund’s NAV performance data reflects fees and expenses of the Fund. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

The Fund’s market price performance reflects an increase in its discount to NAV, widening from -2.30% six months ago to -5.23% as of April 30, 2014. It trailed the S&P 500, which was nearing its all-time high at the end of the period. The Fund aims to have volatility similar to the S&P 500 Index. Over the period the Fund’s standard deviation was 12.8%, compared with 11.5% for the S&P 500 Index. The Fund’s distribution rate, 10.20%, based on the Fund’s most recent distribution annualized and the closing market price on April 30, 2014, compared favorably with the approximately 2% yield of the S&P 500.

Equity market volatility for the period was low and remained subdued despite the start of the Federal Reserve’s tapering program. The VIX, a proxy for implied volatility, ranged from 13 to 17 for the period. The low implied volatility reduces the options premiums the Fund gains through the sale of call options, limiting a source of potential alpha for the Fund.

What were the Fund’s distributions?

The Fund paid a quarterly distribution of $0.485 in November 2013 and in February 2014. The most recent distribution represents an annualized distribution rate of 10.20% based on the Fund’s closing market price of $19.02 as of April 30, 2014.

What drove the Fund’s performance?

The continuation of the Federal Reserve quantitative easing drove equity prices higher over the period. In a market awash with liquidity, volatility levels as expressed by the VIX remained subdued.

The performance of the Funds underlying portfolio holdings was the major positive contributor to Fund performance in a period that saw some broad equity indices reach record highs. The S&P 500 outperformed a broader set of index exposures including Russell 2000, NASDAQ 100 and Dow Jones Industrials as a flight to quality was an interesting feature of the equity rally. Over the period the S&P 500 gained 8.4%, with the small cap (Russell 2000) up 3.1% and tech (NASDAQ 100) indices up 6.8%.

Derivative selection was also positive for the period despite the move higher in equities. The Fund’s diversified exposure to equities benefited the derivatives through exposure to indices that were more range bound for the period than the S&P 500.

The use of leverage also contributed to Fund performance, which is typically the case when the market moves higher over a specific period. Over the six months, average leverage in the Fund was 26.3%. The Fund generally maintains leverage between 20% and 30% of the Fund’s total assets through the use of a bank line of credit.

There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile than if no leverage was employed by the Fund.

Do you have any other comments about the Fund?

The NAV return was in line with the broad market and exceeded the covered call benchmark, while a widening discount caused the market return to trail both the broad market and covered call benchmark. The Fund typically underperforms the equity market when it is rising strongly and implied volatility is low. However, it seeks to outperform flat and down markets, as the sale of option premiums buffers Fund returns. The Fund continues to seek to deliver over time total return similar to the S&P 500 with similar risk and greater income.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 5

QUESTIONS & ANSWERS continued	April 30, 2014

Index Definitions:

Indices are unmanaged and it is not possible to invest directly in an index.

The Chicago Board Options Exchange Market Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500 options. It represents a measure of the market’s expectation of stock market volatility over the next 30 day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 over the next 30-day period, which is then annualized.

The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 Index and then sells at-the-money (meaning same as purchase price) calls of one-month duration against those positions.

The S&P 500 is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Russell 2000 Index measures the performance of the small-cap value segment of the U.S. equity universe.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ.

GGE Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Past performance does not guarantee future results.

Please see guggenheiminvestments.com/gge for a detailed discussion of the Fund’s risks and other considerations.

6 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited)	April 30, 2014

Fund Statistics
Share Price		$19.02
Common Share Net Asset Value		$20.07
Premium/(Discount) to NAV		-5.23%
Net Assets ($000)		$100,217

Total Returns
(Inception 1/27/04)	Market	NAV
Six Month	4.71%	7.59%
One Year	11.82%	11.39%
Three Year - average annual	12.40%	8.98%
Five Year - average annual	23.55%	18.64%
Ten Year - average annual	-7.70%	-8.55%
Since Inception - average annual	-8.81%	-8.64%

Long-Term Holdings		% of Long-Term Investments
SPDR S&P 500 ETF Trust		58.3%
iShares Russell 2000 ETF		24.7%
PowerShares QQQ Trust Series 1		10.1%
SPDR S&P MidCap 400 ETF Trust		5.0%
SPDR Dow Jones Industrial Average ETF Trust		1.9%

Fund Breakdown		Assets
Long-Term Investments		128.1%
Other Assets in excess of Other Liabilities		0.7%
Total Value of Options Written		-1.4%
Borrowings		-27.4%
Total Net Assets		100.0%

Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions. NAV performance data reflects fees and expenses of the Fund. All portfolio data is subject to change daily. For more current information, please visit guggenheiminvestments.com/gge. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 7

PORTFOLIO OF INVESTMENTS (Unaudited)	April 30, 2014

Number
of Shares	Description			Value
	Long-Term Investments – 128.1%
	Exchange Traded Funds – 128.1%
282,900	iShares Russell 2000 ETF(a)			$31,679,142
147,900	PowerShares QQQ Trust Series 1(a)			12,924,981
14,800	SPDR Dow Jones Industrial Average ETF Trust(a)			2,448,660
397,500	SPDR S&P 500 ETF Trust(a)			74,900,925
25,900	SPDR S&P MidCap 400 ETF Trust(a)			6,390,048
	(Cost $128,978,380)			128,343,756
	Total Investments – 128.1%
	(Cost $128,978,380)			128,343,756
	Other Assets in excess of Other Liabilities – 0.7%			719,160
	Total Value of Options Written – (1.4%) (Premiums received $1,200,862)			(1,345,570)
	Borrowings – (27.4% of Net Assets or 21.4% of Total Investments)			(27,500,000)
	Net Assets – 100.0%			$100,217,346
Contracts
(100 shares		Expiration	Exercise
per contract)	Call Options Written (b)	Month	Price	Value
2,829	iShares Russell 2000 ETF	May 2014	115.00	(152,766)
1,479	Powershares QQQ Trust Series 1	May 2014	87.63	(164,169)
148	SPDR Dow Jones Industrial Average ETF Trust	May 2014	$165.00	$(25,160)
1,190	SPDR S&P 500 ETF Trust	May 2014	187.00	(324,870)
2,785	SPDR S&P 500 ETF Trust	May 2014	188.00	(573,710)
259	SPDR S&P MidCap 400 ETF Trust	May 2014	245.00	(104,895)
	Total Value of Call Options Written
	(Premiums received $1,200,862)			$(1,345,570)

S&P – Standard & Poor’s
(a) All of these securities represent cover for outstanding options written. All of these securities have been physically segregated as collateral for borrowings outstanding.
(b) Non-income producing security.

Country Breakdown	% of Long-Term Investments
United States	100%

See notes to financial statements.

8 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	April 30, 2014

Assets
Investments in securities, at value (cost $128,978,380)	$128,343,756
Cash	913,063
Other assets	44,148
Total assets	129,300,967
Liabilities
Borrowings	27,500,000
Options written, at value (premiums received of $1,200,862)	1,345,570
Advisory fee payable	91,541
Interest due on borrowings	12,797
Administrative fee payable	2,648
Accrued expenses	131,065
Total liabilities	29,083,621
Net Assets	$100,217,346
Composition of Net Assets
Common shares, $.01 par value per share; unlimited number of shares authorized,
4,993,991 shares issued and outstanding	$49,940
Additional paid-in capital	754,386,452
Net unrealized depreciation on investments and options	(779,333)
Accumulated net realized loss on investments, currency transactions and options	(647,501,985)
Distribution in excess of net investment income	(5,937,728)
Net Assets	$100,217,346
Net Asset Value (based on 4,993,991 common shares outstanding)	$20.07

See notes to financial statements.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 9

STATEMENT OF OPERATIONS For the six months ended April 30, 2014 (Unaudited)	April 30, 2014

Investment Income
Dividends	$387,186
Total income		$387,186
Expenses
Advisory fee	565,368
Interest expense	161,197
Professional fees	57,049
Trustees' fees and expenses	30,913
Printing expenses	27,510
Fund accounting	24,885
Administrative fee	18,291
NYSE listing fee	11,135
Insurance expense	10,859
Transfer agent fee	8,024
Custodian fee	7,002
Miscellaneous	2,659
Total expenses		924,892
Advisory fees waived		(33,257)
Net expenses		891,635
Net investment loss		(504,449)
Realized and Unrealized Gain (Loss) on Investments and Options:
Net realized gain on:
Investments		8,711,553
Options		958,347
Change in net unrealized appreciation (depreciation) on:
Investments		(1,977,439)
Options		101,313
Net gain on investments and options		7,793,774
Net Increase in Net Assets Resulting from Operations		$7,289,325

See notes to financial statements.

10 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS	April 30, 2014

	For the Six Months Ended April 30, 2014 (unaudited)	For the Year Ended October 31, 2013
Increase in Net Assets
Resulting from Operations
Net investment income (loss)	$(504,449)	$(750,686)
Net realized gain on investments and options	9,669,900	3,246,099
Net change in unrealized appreciation (depreciation) on investments and options	(1,876,126)	7,649,941
Net increase in net assets resulting from operations	7,289,325	10,145,354
Distributions
From and in excess of net investment income	(4,844,171)	(4,345,053)
Return of capital	–	(4,481,826)
Total distributions to common shareholders	(4,844,171)	(8,826,879)
Total increase in net assets	2,445,154	1,318,475
Net Assets
Beginning of period	97,772,192	96,453,717
End of period (including distributions in excess of net investment income
of ($5,937,728) and ($589,108), respectively)	$100,217,346	$97,772,192

See notes to financial statements.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 11

STATEMENT OF CASH FLOWS For the six months ended April 30, 2014 (Unaudited)	April 30, 2014

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$7,289,325
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Used in Operating and Investing Activities:
Net change in unrealized depreciation on investments	1,977,439
Net change in unrealized appreciation on options	(101,313)
Net realized gain on investments	(8,711,553)
Net realized gain on options	(958,347)
Purchase of long-term investments	(348,890,675)
Proceeds from sale of long-term investments	355,720,404
Premiums received on call options written	10,318,266
Cost of written options closed	(7,832,945)
Corporate actions and other payments	323,158
Net sales of short-term investments	1,166,689
Decrease in dividends receivable	32,354
Increase in other assets	(17,083)
Decrease in advisory fee payable	(1,639)
Decrease in administrative fee payable	(56)
Decrease in accrued expenses	(57,987)
Increase in interest due on borrowings	1,197
Net Cash Provided by Operating and Investing Activities	10,257,234
Cash Flows From Financing Activities:
Distributions paid	(4,844,171)
Proceeds from borrowings	28,500,000
Payments made on borrowings	(33,000,000)
Net Cash Provided by Financing Activities	(9,344,171)
Net increase in cash	913,063
Cash at Beginning of Period	–
Cash at End of Period	$913,063
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$160,000
Supplemental Disclosure of Non Cash Operating Activity: Options exercised during the year:	$804,954

See notes to financial statements.

12 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	April 30, 2014

Per share operating performance for a common share outstanding throughout the period*	For the Six Months Ended April 30, 2014 (unaudited)	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011		For the Year Ended October 31, 2010	For the Year Ended October 31, 2009
Net asset value, beginning of period	$19.58	$19.31	$18.09	$16.92		$14.86	$19.65
Income from investment operations
Net investment income (loss) (a)	(0.10)	(0.15)	(0.15)	0.23		0.49	0.90
Net realized and unrealized gain (loss) on investments, futures, options and swap transactions	1.56	2.19	2.62	1.65		2.15	(4.83)
Distributions to Preferred Shareholders
From net investment income and return of capital (common share equivalent basis)	–	–	–	–		(0.02)	(0.21)
Total from investment operations	1.46	2.04	2.47	1.88		2.62	(4.14)
Distributions to Common Shareholders
From and in excess of net investment income	(0.97)	(0.87)	(1.25)	(0.27)		(0.56)	(0.65	)(e)
Return of capital	–	(0.90)	–	(0.44)		–	–
Total distributions to Common Shareholders	(0.97)	(1.77)	(1.25)	(0.71)		(0.56)	(0.65)
Net asset value, end of period	$20.07	$19.58	$19.31	$18.09		$16.92	$14.86
Market value, end of period	$19.02	$19.13	$17.96	$15.45		$14.86	$14.25
Total investment return (b)
Net asset value	7.59%	11.26%	13.99%	11.34%		18.01%	(19.99)%
Market value	4.71%	17.47%	25.22%	8.79%		8.45%	3.50%
Ratios and supplemental data
Net assets, applicable to common shareholders, end of period (thousands)	$100,217	$97,772	$96,454	$90,330		$84,493	$134,883
Preferred Shares, at liquidation value ($25,000 per share liquidation preference) (thousands)	$–	$–	$–	$–		$–	$30,000
Preferred Shares asset coverage per share	$–	$–	$–	$–		$–	$137,402
Ratios to Average Net Assets applicable to Common Shares:
Net operating expense	1.49%	1.46%	1.55%	1.90%		2.18%	2.66%
Interest expense	0.33%	0.32%	0.34%	0.33%		0.50%	0.11%
Total net expense (c)	1.82%	1.78%	1.89%	2.23%		2.68%	2.77%
Fee waiver	0.07%	0.07%	0.07%	0.09%		0.11%	0.09%
Total gross expense (c)	1.89%	1.85%	1.96%	2.32%		2.79%	2.86%
Net investment income, after fee waiver and effect of dividends to preferred shares	-1.03%	-0.79%	-0.77%	1.30%		3.04%	5.38%
Portfolio turnover	261%	651%	645%	267	%(f)	26%	172	%(f)
Senior indebtedness
Total borrowings outstanding (in thousands)	$27,500	$32,000	$40,000	$26,000		$33,000	$30,000
Asset coverage per $1,000 of indebtedness (d)	$4,644	$4,055	$3,411	$4,474		$3,560	$6,496

*	Reflects 1 for 5 reverse stock split that occurred on June 5, 2009.
(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions.

(c)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.21% for the six months ended April 30, 2014, 0.21% for the year ended October 31, 2013, 0.26% for the year ended October 31, 2012, 0.14% for the year ended October 31, 2011, 0.00% for the years ended October 31, 2010 and October 31, 2009.

(d)	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total borrowings.
(e)
Subsequent to October 31, 2008, a reclassification was required that resulted in a recharacterization of the distributions for the October 31, 2009 financial reporting period. This resulted in a $0.03 reclassification between distributions paid to common shareholders from and in excess of net investment income and distributions paid to common shareholders from return of capital.

(f)	The increase in the portfolio turnover compared to prior years is the result of the change in the Fund's Sub-Adviser and the resulting reallocation of the portfolio holdings.

See notes to financial statements.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 13

NOTES TO FINANCIAL STATEMENTS (Unaudited)	April 30, 2014

Note 1 – Organization:

Guggenheim Enhanced Equity Strategy Fund (the “Fund”) was organized as a Delaware statutory trust on October 20, 2003. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. Effective May 16, 2011, the Fund seeks to achieve its investment objectives by obtaining broadly diversified exposure to the equity markets and utilizing a covered call option strategy which follows a proprietary dynamic rules-based methodology developed by Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm (“Guggenheim”). Prior to May 16, 2011, the Fund pursued its investment objectives by investing its assets primarily in dividend-paying common and preferred stocks. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean between the last available bid and ask prices on such day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.

Exchange traded options are valued at the mean between the bid and asked prices on the principal exchange on which they are traded.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and the Adviser are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence

14 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2014

the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Options

The Fund may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the OTC market as a means of achieving additional return or of hedging the value of the Fund’s portfolio. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(d) Distributions

The Fund declares and pays quarterly distributions to common shareholders. Any net realized long-term gains are distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(e) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of the respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and asked price of respective exchange rates on the date of the transaction.

Foreign exchange gain or loss resulting from the holding of a foreign currency, expiration of a currency exchange contract, difference in the exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are included as net realized gains or losses in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, is included in unrealized appreciation (depreciation) on foreign currency transactions. There were no currency gains or losses for the six months ended April 30, 2014.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and the Adviser, GFIA acts as the investment adviser for and supervises the investment and reinvestment of the Fund’s assets, supervises the investment program of the Fund, furnishes offices, necessary facilities and equipment, oversees the activities of the Sub-Adviser, provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees, if any, of the Fund who are its affiliates.

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, GPIM provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel.

Under the Advisory Agreement, GFIA is entitled to receive an investment advisory fee at an annual rate equal to 0.85% of the average daily value of the Fund’s total managed assets. Under the terms of a fee waiver agreement, and for so long as the investment sub-adviser of the Fund is an affiliate of GFIA, GFIA has agreed to waive 0.05% of its advisory fee such that the Fund pays to GFIA an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets. Pursuant to the Sub-Advisory Agreement, the Adviser pays to GPIM a sub-advisory fee equal to 0.40% of the average daily value of the Fund’s total managed assets.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Adviser and the Sub-Adviser, provides fund administration services to the Fund. As compensation for these services RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the six months ended April 30, 2014, the Fund recognized expenses of approximately $18,291 for these services.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2014

RFS serves as the accounting agent of the Fund. As accounting agent, RFS is responsible for maintaining the books and records of the Fund’s securities and cash. RFS receives an accounting fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0300%
Next $300,000,000	0.0150%
Next $500,000,000	0.0100%
Over $1,000,000,000	0.0075%

Minimum annual charge	$50,000
Certain out-of-pocket charges	Varies

For the six months ended April 30, 2014, the Fund recognized expenses of approximately $24,885 for these services.

For the purposes of calculating the fees payable under the foregoing agreements, “average daily managed assets” means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. “Total assets” means all of the Fund’s assets and is not limited to its investment securities. “Accrued liabilities” means all of the Fund’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets.

Certain officers of the Fund may also be officers, directors and/or employees of the Adviser. The Fund does not compensate its officers who are officers, directors and /or employees of the Adviser.

Note 4 – Fair Value Measurement:

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table summarizes the inputs used to value the Funds’ net assets at April 30, 2014.

	Level 1	Level 2	Level 3	Total
Assets:
Exchange Traded
Funds	$128,343,756	$ –	$ –	$128,343,756
Total	$128,343,756	$ –	$ –	$128,343,756
Liabilities:
Call options written	$ 1,345,570	$ –	$ –	$ 1,345,570
Total	$ 1,345,570	$ –	$ –	$ 1,345,570

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board of Trustees. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

There were no transfers between levels during the six months ended April 30, 2014.

Note 5 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the components of net assets on a tax basis as of April 30, 2014 is as follows:

			Net Tax	Net Tax
Cost of			Unrealized	Unrealized
Investments	Gross Tax	Gross Tax	Appreciation	Depreciation
for Tax	Unrealized	Unrealized	on	on
Purposes	Appreciation	Depreciation	Investments	Derivatives
$129,179,589	$79,645	$(915,479)	$(835,834)	$(144,708)

16 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2014

As of October 31, 2013, (the most recent fiscal year end for federal income tax purposes), the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

Undistributed Ordinary
Income/(Accumulated	Accumulated Capital
Ordinary Loss)	and other Losses
$(589,108)	$(657,171,884)

The differences between book and tax basis unrealized appreciation(depreciation) is attributable to the tax deferral of losses on wash sales, straddle deferrals and partnership book tax deferral.

As of October 31, 2013, for federal income tax purposes, the Fund had a capital loss carryforward (“CLCF”) of $656,970,675 available to offset possible future capital gains.

As of October 31, 2013, for federal income tax purposes, the Fund anticipates utilizing $4,501,055 of CLCF. Of the CLCF, $208,128,225 is set to expire on October 31, 2016, $443,299,661 is set to expire on October 31, 2017, and $5,542,789 is set to expire on October 31, 2019. In order for the Fund’s CLCF to be beneficially utilized in a given tax year, the Fund’s net investment income plus net realized capital gains must exceed the total Fund distributions for that year. Given the current size of the Fund, it is highly unlikely that the Fund will be able to fully utilize the CLCF prior to its expiration. Such CLCF cannot be utilized prior to the utilization of new capital loss carryovers, if any, created after December 31, 2010. When the Fund utilizes CLCFs to offset its realized gains, distributions to shareholders derived from those realized gains are treated as ordinary income for tax purposes under the Internal Revenue Code and are shown as such on IRS Form 1099 DIV.

For the year ended October 31, 2013, the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets was as follows:

Distributions paid from:	2013
Ordinary income – common shares	$4,345,053	*
Return of capital – common shares	4,481,826
	$8,826,879

*	Ordinary income distributions for federal income tax purposes includes distributions from realized gains.

During the period ended April 30, 2014, distributions of $4,844,171 were paid to common shareholders. The classification of these distributions for federal income tax purposes will be determined after October 31, 2014.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since them). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 6 – Investments in Securities:

For the six months ended April 30, 2014, the cost of purchases and proceeds from sales of investments, excluding written options and short-term securities, were $348,890,675 and $355,720,404, respectively.

Note 7 – Derivatives:

The Fund employs an options strategy in an attempt to generate income and gains from option premiums received from selling options. The Fund’s options strategy follows a proprietary dynamic rules-based methodology.

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in written option contracts for the six months ended April 30, 2014, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	11,814	$1,448,431
Options written during the period	77,512	10,318,265
Options closed during the period	(65,197)	(8,791,293)
Options assigned during the period	(15,439)	(1,774,541)
Options outstanding, end of period	8,690	1,200,862

Summary of Derivatives Information

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities at April 30, 2014:

Statement of Assets & Liability Presentation of Fair Values of Derivatives ($000s):
	Asset Derivatives		Liability Derivatives
	Statement		Statement
	of Assets		of Assets
	and Liabilities		and Liabilities
	Location	Fair Value	Location	Fair Value
Equity risk			Options
written,
	–	–	at value	$1,346
Total		–		$1,346

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2014

The following table presents the effect of derivatives on the Statement of Operations for the six months ended April 30, 2014:

Effect of Derivative Instruments on the Statement of Operations (in $000s):
	Amount of	Change in Net Unrealized
	Net Realized Gain/(Loss)	Appreciation/(Depreciation)
	on Derivatives	on Derivatives
	Options	Options	Total
Equity risk	$958	$101	$1,059
Total	$958	$101	$1,059

Note 8 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 4,993,991 (reflecting the 1 for 5 reverse stock split that occurred prior to the opening of trading on the NYSE on June 5, 2009) issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue any shares during the six months ended April 30, 2014 or the year ended October 31, 2013.

Preferred Shares

At April 30, 2014, there were no preferred shares outstanding.

Note 9 – Borrowings:

The Fund entered into a $45,000,000 committed credit facility agreement whereby the counterparty has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the counterparty. The interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. As of April 30, 2014 there was $27,500,000 outstanding in connection with the Fund’s credit facility.

The average daily amount of the borrowings on the credit facility during the six months ended April 30, 2014 was $35,262,431 with a related average interest rate of 0.92%. The maximum amount outstanding during the period was $45,000,000.

Note 10 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 11 – Subsequent Event:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

On May 1, 2014, the Board of Trustees declared a quarterly distribution of $0.4850 per common share. The distribution was payable on May 30, 2014, to shareholders of record on May 15, 2014.

18 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	April 30, 2014

Federal Income Tax Information

In January 2015, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2014.

Result of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on April 3, 2014. Common shareholders voted on the election of Trustees.

With regard to the election of the following Trustees by common shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Withheld
Randall C. Barnes	3,998,000	105,818	88,536
Donald C. Cacciapaglia	3,978,629	127,137	86,587
Donald A. Chubb	3,978,292	108,774	105,287
Jerry B. Farley	3,985,105	116,624	90,624
Maynard F. Oliverius	3,972,413	134,381	85,559

The other Trustees of the Fund whose terms did not expire in 2014 are Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg, and Ronald E. Toupin, Jr.

Trustees

The Trustees of the Guggenheim Enhanced Equity Strategy Fund and their principal occupations during the past five years:

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Independent Trustees
Randall C. Barnes (1951)	Trustee	Since 2010	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	86	None
Donald A. Chubb, Jr. (1946)	Trustee and Vice Chairman of the Board	Since 2014	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present)	82	None
Jerry B. Farley (1946)	Trustee and Vice Chairman of the Audit Committee	Since 2014	Current: President, Washburn University (1997-present).	82	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present)
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2004	Current: Founder and President, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	82
Current: Mercator Minerals Ltd.  (2013-present); Zincore Metals, Inc. (2009-present). Former: First Americas Gold Corp. (2012-2014); Blue Sky Uranium Corp. (2011-2012); Axiom Gold and Silver Corp. (2011-2012); Stratagold Corp. (2003-2009); GFM Resources Ltd. (2005-2010).

Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2010	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	82	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2004	Current: Partner, Nyberg & Cassioppi, LLC (2000-present). Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	88	None.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 19

SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2014

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Independent Trustees continued
Maynard F. Oliverius (1943)	Trustee and Vice Chairman of the Contracts Review Committee	Since 2014	Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	82	None
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2004	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	85	Former: Bennett Group of Funds (2011-2013).
Interested Trustee
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	214	Current: Delaware Life (2013 - present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is 227 W. Monroe, Chicago, IL.
**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

-Messrs. Friedrich and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund’s 2015 annual meeting of shareholders.
-Messrs. Karn and Toupin, as Class III Trustees, are expected to stand for re-election at the Fund’s 2016 annual meeting of shareholders.

***	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of his position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

Principal Executive Officers

The Principal Executive Officers of the Guggenheim Enhanced Equity Strategy Fund, who are not trustees, and their principal occupations during the past five years:

Term of Office
Name, Address*	Position(s) held	and Length of
and Year of Birth	with the Trust	Time Served**	Principal Occupations During Past Five Years
Officers
Joseph M. Arruda (1966)	Assistant Treasurer	Since 2014
Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

William H. Belden, III (1965)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2012
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present).

Former: Senior Vice President & Chief Compliance Officer, Security Investors, LLC (2010 - 2012).

Mark J. Furjanic (1959)	Assistant Treasurer	Since 2008	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present). Former: Senior Manager, Ernst & Young LLP (1999-2005).

20 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2014

Term of Office
Name, Address*	Position(s) held	and Length of
and Year of Birth	with the Trust	Time Served**	Principal Occupations During Past Five Years
Officers continued
James Howley (1972)	Assistant Treasurer	Since 2007
Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	Chief Legal Officer	Since 2012
Current: Chief Legal Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Derek Maltbie (1972)	Assistant Treasurer	Since 2011
Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2011-present).

Former: Assistant Vice President, Guggenheim Funds Investment Advisors, LLC (2005-2011); Supervisor, Mutual Fund Administration, Van Kampen Investments, Inc. (1995-2005).

Mark E. Mathiasen (1978)	Secretary	Since 2007	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014
Current: Assistant Secretary, certain other funds in the Fund Complex (April 2014-present); Associate, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Kimberly Scott (1974)	Assistant Treasurer	Since 2012
Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (April 2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2010
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is 227 W. Monroe, Chicago, IL 60606
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 21

DIVIDEND REINVESTMENT PLAN (Unaudited)	April 30, 2014

Unless the registered owner of common shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 358015, Pittsburgh, PA 15252-8015; Attention Shareholder Services Department, Phone Number: 866-488-3559.

22 l GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

FUND INFORMATION	April 30, 2014

Board of Trustees	Officers	Investment Adviser	Legal Counsel
Randall C. Barnes	Donald C. Cacciapaglia	Guggenheim Funds	Skadden, Arps, Slate,
Donald C. Cacciapaglia*	Chief Executive Officer	Investment	Meagher & Flom LLP
Donald A. Chubb	Amy J. Lee	Advisors, LLC	New York, New York
	Chief Legal Officer	Chicago, Illinois
Jerry B. Farley			Independent Registered
Roman Friedrich III	John L. Sullivan	Investment Sub-Adviser	Public Accounting Firm
	Chief Financial Officer,	Guggenheim Partners	Ernst & Young LLP
Robert B. Karn III	Chief Accounting Officer	Investment	McLean, Virginia
Ronald A. Nyberg	and Treasurer	Management, LLC
Maynard F. Oliverius	Joanna M. Catalucci	Santa Monica, California
Ronald E. Toupin, Jr.,	Chief Compliance Officer
Chairman	Mark E. Mathiasen	Administrator and
	Secretary	Accounting Agent
* Trustee is an “interested		Rydex Fund
person” (as defined in		Services, LLC
section 2(a)(19) of the		Rockville, Maryland
1940 Act) (“Interested
Trustee”) of the Fund		Custodian
because of his position as		The Bank of
the President and CEO of		New York Mellon
the Investment Adviser		New York, New York
and Administrator.

Privacy Principles of Guggenheim Enhanced Equity Strategy Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Enhanced Equity Strategy Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, NJ 07310; (866) 488-3559

This report is sent to shareholders of Guggenheim Enhanced Equity Strategy Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 392-3004.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 392-3004, by visiting the Fund’s website at guggenheiminvestments.com/gge or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gge. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

GGE l GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT l 23

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(06/14)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-GGE-SAR-0414

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for a semi-annual reporting period.
(b)
There has been no change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)     Not applicable

(a)(2)     Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)     Not applicable.

(b)         Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Enhanced Equity Strategy Fund

By:              /s/ Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:           July 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:           July 7, 2014

By:               /s/ John L. Sullivan

Name:          John L. Sullivan

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:           July 7, 2014